settlement

Prime Credit Card Master Trust					14-Jul-04
					06:14 PM
Settlement Statement
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Distribution Date:					15-Jul-04

Monthly Period:		June 2004
		30-May-04
		03-Jul-04

(i) Collections					$474,005,017
Finance Charge					50,981,468
Principal					423,023,549

(ii) Investor Percentage - Principal Collections					03-Jul-04

	Series 2000-1				24.5%
	A				20.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.5%
	A				20.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Jul-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Jul-04

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Jul-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,361,471.10
	A				$2,823,579.26
	B				268,945.92
	C				268,945.92

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			03-Jul-04		$2,027,563,984.50
Principal Receivables in Trust					$1,941,696,649.76

(xii) Invested Amount			03-Jul-04

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.892%
Finance Charge Receivables Factor					4.235%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.45%	$1,775,267,526
	1-29 days			3.62%	$69,600,540
	30-59 days			1.11%	$21,375,625
	60-89 days			0.70%	$13,413,048
	90-119 days			0.59%	$11,243,811
	120-149 days			0.62%	$11,833,463
	150 days +			0.91%	$17,554,688
	Total			100.00%	$1,920,288,701

	Balance in Principal Funding Account			3-Jul-04	$0

Last Updated on 7/15/04
By Federated